UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2015

NUTRACEUTICAL INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	000-23731 (Commission File Number)	87-0515089 (IRS Employer Identification No.)

1400 Kearns Boulevard, 2nd Floor Park City, Utah (Address of principal executive offices)	84060 (Zip Code)

Registrant’s telephone number, including area code: (435) 655-6106

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On January 29, 2015, Nutraceutical International Corporation (“Nutraceutical”) reported results for the fiscal 2015 first quarter ended December 31, 2014.  The press release reporting the results is attached to this Form 8-K as Exhibit 99.1.

The press release referenced in this Item 2.02, to the extent that it discusses financial results of Nutraceutical for the quarter ended December 31, 2014, is being furnished pursuant to this Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such filing.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)  On January 26, 2015, Nutraceutical held its 2015 Annual Meeting of Stockholders at which Nutraceutical’s stockholders voted on the three proposals identified below.

(b)  The final voting results with respect to each proposal voted upon at the 2015 Annual Meeting of Stockholders are set forth below.  As of December 5, 2014, the record date for the meeting, Nutraceutical had 9,632,428 shares of common stock issued, outstanding and entitled to vote on the proposals.

Proposal 1 — Election of Two Class II Directors

The stockholders voted to elect the two nominees to the Board of Directors, as set forth below:

	For	%	Withheld	%	Broker Non-Votes
Michael D. Burke	7,800,229	96.0	328,401	4.0	1,093,140
James D. Stice	7,800,144	96.0	328,486	4.0	1,093,140

There were no abstentions in the election of directors.

Proposal 2 — Ratification of the Appointment of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting Firm for the Fiscal Year Ending September 30, 2015

The stockholders voted to ratify of the selection of PricewaterhouseCoopers LLP as Nutraceutical’s independent registered public accounting firm for the fiscal year ending September 30, 2015 as set forth below:

For	%	Against	%	Abstentions	%
8,855,894	96.0	364,531	4.0	1,345	—

Proposal 3 — Advisory Vote on Named Executive Officer Compensation

The stockholders approved, on an advisory basis, Nutraceutical’s compensation of its named executive officers, as set forth below:

For	%	Against	%	Abstentions	%	Broker Non-Votes
6,046,611	74.4	1,764,453	21.7	317,566	3.9	1,093,140

Item 9.01 Financial Statements and Exhibits.

Nutraceutical herewith files the following documents as exhibits to this Current Report on Form 8-K:

(d)     Exhibits

Exhibit Number	Description

99.1	Press release issued by Nutraceutical dated January 29, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUTRACEUTICAL INTERNATIONAL CORPORATION
(Registrant)

	By:	/s/ Cory J. McQueen
Date: January 29, 2015
Cory J. McQueen Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release issued by Nutraceutical dated January 29, 2015